EXHIBIT 10.3

ENDORSEMENT TO 10% SENIOR SECURED CONVERTIBLE NOTE

Precision Optics Corporation, Inc.
New York, New York
October 31, 2011

The 10% Senior Secured Convertible Note dated June 25, 2008 and amended December 11, 2008, June 25, 2010, July 26, 2010, September 15, 2010, October 15, 2010, November 15, 2010, November 30, 2010, December 1, 2010, December 3, 2010, and December 17, 2010, January 10, 2011, January 24, 2011, February 7, 2011,  February 25, 2011, March 11, 2011, March 31, 2011, April 14, 2011, April 29, 2011, May 13, 2011, June 3, 2011,  June 28, 2011, July 6, 2011, July 20, 2011, July 25, 2011, July 27, 2011, August 31, 2011, and September 30, 2011 (the “Note”) of Precision Optics Corporation, Inc., a Massachusetts corporation (the “Company”), payable to the order of Special Situations Fund III, QP, L.P. (the “Holder”) in an aggregate principal amount of $275,000 and to which the Endorsement is affixed is hereby amended in the following respects:

1.	The term “Stated Maturity Date” is hereby restated to be “December 15, 2011.”

2.	Except as expressly amended by this Endorsement, the Note remains in full force and effect and the Company hereby reconfirms its obligations thereunder.

IN WITNESS WHEREOF, the Company has caused this Endorsement to be duly executed, and the Holder has caused this Endorsement to be duly accepted, by their respective duly authorized representatives as of the day and year first above written.

PRECISION OPTICS CORPORATION, INC.

		By	/s/ Joseph N. Forkey

Name Joseph N. Forkey
Title: Chief Executive Officer
Accepted:

SPECIAL SITUATIONS FUND III QP, L.P.

By:	/s/ David Greenhouse

Name: David Greenhouse
Title: General Partner